E'TOWN CORPORATION                     EXHIBIT 10(K)
                         EMPLOYMENT AGREEMENT


           Agreement made this 15th day of May, 1997 between E'town Corporation (the "Corporation"), and Anne Evans Estabrook (the "Executive").

           WHEREAS, the Corporation desires to employ the Executive as the Chairman of the Corporation's Board of Directors, and the Executive desires to accept employment with the Corporation, but only on the terms and conditions hereinafter set forth.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Corporation and the Executive hereby agree as follows:

           1. The Corporation shall employ the Executive, and the Executive shall serve the Corporation, for the period beginning May 15, 1997 and ending on the earliest to occur of (i) a date which may be mutually agreed between the Corporation and the Executive, (ii) any date on which the Executive resigns her position, and (iii) any date on which the Executive no longer stands for re-election as a director.

           2. The Executive shall serve the Corporation as Chairman of the Company's Board of Directors (the "Board"). During the term of this Agreement, the Executive (a) shall attend and preside at all regular and special meetings of the Board, (b) serve as a non-voting ex-officio member of all committees of the Board, (c) shall serve as a member of the Executive Management Committee of the Corporation, (d) shall advise the President of the Corporation regarding strategic and policy matters facing the Corporation, (e) shall promote the interests of the Corporation with its various external constituencies, such as investors, analysts, and State and community leaders, and (f) shall perform such other duties and exercise such powers as may be from time to time be assigned to or vested in her by the Board.

           3. During the term of this agreement, the Executive shall be paid by Elizabethtown Water Company and a portion of her salary will be billed to the Corporation based upon an allocation formula.

           4. Unless terminated in accordance with the following provisions of this paragraph 4, the Corporation shall continue to employ the Executive and the Executive shall continue to work for the Corporation, during the term of this Agreement.

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                a.   This Agreement shall terminate automatically upon the
death of the Executive.

                b. The Corporation may terminate the Executives employment if the Executive suffers from a physical or mental disability to an extent that renders it impracticable for the Executive to continue performing her duties hereunder. The Executive shall be deemed to be so disabled if (i) a physician selected by the Corporation advises the Corporation that the Executive's physical or mental condition will render the Executive unable to perform her duties for a period exceeding three consecutive months, or (ii) due to a physical or mental condition, the Executive has not substantially performed her duties hereunder for a period of three consecutive months.
                c. The Corporation may terminate the Executive's employment at any time for cause; cause shall mean (i) a default or other breach by the Executive of her obligations under this Agreement, (ii) failure by the Executive diligently and competently to perform her duties under this Agreement, or (iii) misconduct, dishonesty, or other act by the Executive detrimental to the good will of the Corporation or damaging to the Corporation's relationships with its customers, suppliers or employees.

                d. Upon termination pursuant to a, b or c above, the Corporation shall pay the Executive or her estate any salary earned and unpaid to the date of termination.

           5. This Agreement constitutes the entire agreement between the parties hereto with respect to the Executive's employment by the Corporation, and supersedes and is in full substitution for any and all prior understandings or agreements with respect to the Executive's employment.

           6. This Agreement may be amended only by an instrument in writing signed by the parties hereto, and any provision hereof may be waived only by an instrument in writing signed by the party or parties against whom or which enforcement of such waiver is sought.

           7. This Agreement is binding on and is for the benefit of the parties hereto and their respective successors, heirs, executors, administrators and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be assigned by the Corporation (except to an affiliate) or by the Executive.

           8. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

           9. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

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           IN WITNESS WHEREOF, the Corporation and the Executive have executed this Agreement as of the date first written above.

                               E'TOWN CORPORATION


                               By:  /s/ Andrew M. Chapman
                                    ______________________________
                                    Andrew M. Chapman, President

                                    /s/ Anne Evans Estabrook
                                    ______________________________
                                    Anne Evans Estabrook


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                          ELIZABETHTOWN WATER COMPANY
                             EMPLOYMENT AGREEMENT


           Agreement made this 15th day of May, 1997 between Elizabethtown Water Company (the "Company"), and Anne Evans Estabrook (the "Executive").

           WHEREAS, the Company desires to employ the Executive as the Chairman of the Compan's Board of Directors, and the Executive desires to accept employment with the Company, but only on the terms and conditions hereinafter set forth.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the Company and the Executive hereby agree as follows:

           1. The Company shall employ the Executive, and the Executive shall serve the Company, for the period beginning May 15, 1997 and ending on the earliest to occur of (i) a date which may be mutually agreed between the Company and the Executive, (ii) any date on which the Executive resigns her position, and (iii) any date on which the Executive no longer stands for re-election as a director.

           2. The Executive shall serve the Company as Chairman of the Company's Board of Directors (the "Board"). During the term of this Agreement, the Executive (a) shall attend and preside at all regular and special meetings of the Board, (b) serve as a non-voting ex-officio member of all committees of the Board, (c) shall serve as a member of the Executive Management Committee of the Company, (d) shall advise the President of the Company regarding strategic and policy matters facing the Company, (e) shall promote the interests of the Company with its various external constituencies, such as investors, analysts, and State and community leaders, and (f) shall perform such other duties and exercise such powers as may be from time to time be assigned to or vested in her by the Board.

           3.   a.   During the term of this Agreement, the Company shall pay
the Executive a salary that shall be set annually be the Board. The annual salary for the twelve-month period beginning May 15, 1997 shall be $125,000, $25,000 of which shall be payable in Restricted Stock of E'town Corporation (based on the closing price as of May 15, 1997) issued under the E'town Corporation 1990 Performance Stock Program, and the remainder of which shall be payable periodically in accordance with the Company's then prevailing payroll practices. The restriction period for the Restricted Stock payable hereunder shall be three years.

                b. The Executive shall be entitled to participate in E'town Corporation's 1987 Stock Option Plan and shall be entitled to such expense accounts, perquisites of office, fringe benefits, continued participation in the Company-sponsored plans, recognizing her years of service as an officer of E'town Corporation, and other incidences of employment as the Company generally provides to its employees and officers having rank and seniority at the Company comparable to the Executive, but specifically excluding benefits under the SERP.

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           4.   Unless terminated in accordance with the following provisions of this paragraph 4, the Company shall continue to employ the Executive and the Executive shall continue to work for the Company, during the term of this Agreement.

                a. This Agreement shall terminate automatically upon the death of the Executive.

                b. The Company may terminate the Executive's employment if the Executive suffers from a physical or mental disability to an extent that renders it impracticable for the Executive to continue performing her duties hereunder. The Executive shall be deemed to be so disabled if (i) a physician selected by the Company advises the Company that the Executive's physical or mental condition will render the Executive unable to perform her duties for a period exceeding three consecutive months, or (ii) due to a physical or mental condition, the Executive has not substantially performed her duties hereunder for a period of three consecutive months.

                c. The Company may terminate the Executive's employment at any time for cause; cause shall mean (i) a default or other breach by the Executive of her obligations under this Agreement, (ii) failure by the Executive diligently and competently to perform her duties under this Agreement, or (iii) misconduct, dishonesty, or other act by the Executive detrimental to the good will of the Company or damaging to the Company's relationships with its customers, suppliers or employees.

                d. Upon termination pursuant to a, b or c above, the Company shall pay the Executive or her estate any salary earned and unpaid to the date of termination.

           5. This Agreement constitutes the entire agreement between the parties hereto with respect to the Executive's employment by the Company, and supersedes and is in full substitution for any and all prior understandings or agreements with respect to the Executive's employment.

           6. This Agreement may be amended only by an instrument in writing signed by the parties hereto, and any provision hereof may be waived only by an instrument in writing signed by the party or parties against whom or which enforcement of such waiver is sought.

           7. This Agreement is binding on and is for the benefit of the parties hereto and their respective successors, heirs, executors, administrators and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be assigned by the Company (except to an affiliate) or by the Executive.

           8. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

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


           9. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.


           IN WITNESS WHEREOF, the Company and the Executive have executed this Agreement as of the date first written above.

                               ELIZABETHTOWN WATER COMPANY


                               By:  /s/ Andrew M. Chapman
                                    ____________________________
                                    Andrew M. Chapman, President


                                    /s/ Anne Evans Estabrook
                                    ____________________________
                                    Anne Evans Estabrook





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